Financial instruments	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about financial instruments [abstract]
Financial instruments
17	Financial instruments

Fair value of financial instruments

Financial instruments are defined as a contractual right or obligation to receive or deliver cash on another financial asset.

The following table sets out the approximate fair values of financial instruments as at the consolidated statements of financial position date with relevant comparatives:

		2019		2018
	Carrying		Carrying
	value	Fair value	value	Fair value
	$	$	$	$
Cash and cash equivalents	14,066	14,066	14,895	14,895
Amounts receivable	439	439	780	780
Accounts payable and accrued liabilities	6,142	6,142	7,557	7,557
Amounts due to directors	60	60	49	49
Long-term debt	8,461	8,461	8,150	8,150

Assets and liabilities, such as commodity taxes, that are not contractual and that arise as a result of statutory requirements imposed by governments, do not meet the definition of financial assets or financial liabilities and are, therefore, excluded from amounts receivable and accounts payable.

Fair value of items, which are short-term in nature, have been deemed to approximate their carrying value. The above noted fair values, presented for information only, reflect conditions that existed only at December 31, 2019, and do not necessarily reflect future value or amounts which the Corporation might receive if it were to sell some or all of its assets to a willing buyer in a free and open market.

The fair value of the long-term debt is estimated based on the expected interest rates for similar borrowings by the Corporation at the consolidated statements of financial position dates. At December 31, 2019, the fair value is estimated to be equal to the carrying amount.

Risk management

The Corporation, through its financial assets and liabilities, has exposure to the following risks from its use of financial instruments: interest rate risk, credit risk, liquidity risk; and currency risk. Management is responsible for setting acceptable levels of risk and reviewing risk management activities as necessary.

a)	Interest rate risk

The Corporation has limited exposure to interest rate risk on its lending and borrowing activities. The Corporation has a significant loan in which the interest rate is dependent on the cost of funds from the lender plus 1%. This interest rate is fixed at the time that each loan disbursement is made, resulting in limited variability to the interest rate. The total amount drawn down on the loan as at December 31, 2019 is $5,000 (2018 - $5,000) and the Corporation is required to make interest payments in fiscal 2020 of $148.

The Corporation has an interest-free loan that is repayable over 84 months, resulting in required principal debt payments in fiscal 2020 of $67, and also has a loan with a fixed interest rate of 8% per annum resulting in interest payments in 2020 of $21. The remaining outstanding debt as at December 31, 2019 is interest-free, only becoming repayable when revenues are earned. The Corporation is required to make principal debt payments in fiscal 2020 of $5.

b)	Credit risk

Credit risk arises from cash and cash equivalents and amounts receivable. The Corporation invests excess cash in high-interest savings accounts or in highly liquid temporary investments of Schedule 1 Canadian Banks. The credit risk of cash and cash equivalents is limited because the counter-parties are banks with high credit ratings assigned by international credit rating agencies.

The total of amounts receivable disclosed in the consolidated statements of financial position as at December 31, 2019 of $845 (2018 - $1,337) is comprised mainly of current period advances due to the Corporation for government assistance programs and cost-recoveries from third party partners, as well as sales taxes recoverable. If required, the balance is shown net of allowances for bad debt, estimated by management based on prior experience and their assessment of the current economic environment. Historically, there have been no collection issues and the Corporation does not believe it is subject to any significant concentration of credit risk.

c)	Liquidity risk

Liquidity risk represents the possibility that the Corporation may not be able to gather sufficient cash resources when required and under reasonable conditions to meet its financial obligations.

Since the Corporation’s inception, operations have been financed through the sale of shares, issuance of debt, revenue and cost-recoveries from license agreements, interest income on funds available for investment, government assistance and income tax credits. The Corporation has incurred significant operating losses and negative cash flows from operations since inception and has an accumulated deficit of $120,119 as at December 31, 2019.

While the Corporation has $14,066 in cash and cash equivalents at December 31, 2019, it continues to have an ongoing need for substantial capital resources to research and develop, commercialize and manufacture its products and technologies. The Corporation is currently not yet receiving a significant ongoing revenue stream from its license agreements, nor can it be certain that it will receive significant revenue from these agreements before additional cash is required. As a result, there can be no assurance that the Corporation will have sufficient capital to fund its ongoing operations, and develop or commercialize any of its products without future financing.

The following table outlines the contractual maturities for long-term debt repayable based on a percentage of revenues for the Corporation’s financial liabilities. The long-term debt is comprised of the contributions received described in note 11, less amounts that have been repaid as at December 31, 2019:

	Total	Year 1	Years 2 to 3	Years 4 to 5	After 5 years
	$	$	$	$	$
Accounts payable and accrued liabilities	6,157	6,157	–	–	–
Amounts due to directors	60	60	–	–	–
Short-term and low value leases	52	18	25	9	–
Long-term leases	2,028	239	479	480	830
Long-term debt	15,766	263	2,444	2,208	10,851
	24,063	6,737	2,948	2,697	11,681

The above amounts include interest payments, where applicable.

d)	Currency risk

The Corporation incurs some revenue and expenses in U.S. dollars and, as such, is subject to fluctuations as a result of foreign exchange rate variation. The Corporation does not have in place any tools to manage its foreign exchange risk, as these U.S. dollars transactions are not significant to overall operations.

Foreign exchange gain of $84 for the year ended December 31, 2019 (2018, foreign exchange loss - $139) are included in general and administrative expenses. If the foreign exchange had been 1% higher/lower, with all other variables held constant, it would have had an immaterial impact on the foreign exchange gain/loss.